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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




             DATE OF REPORT                            JANUARY 18, 1994
    (Date of earliest event reported)




                      MITCHELL ENERGY & DEVELOPMENT CORP.
               (Exact name of registrant as specified in charter)



                         COMMISSION FILE NUMBER 1-6959




              TEXAS                                      74-1032912
     (State of Incorporation)               (I.R.S. Employer Identification No.)



         2001 TIMBERLOCH PLACE
          THE WOODLANDS, TEXAS                                77380
(Address of Principal Executive Offices)                    (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE: (713) 377-5500

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                        EXHIBIT INDEX APPEARS ON PAGE 3

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ITEM 5 - OTHER EVENTS

      On January 18, 1994 Mitchell Energy & Development Corp. (the Company) agreed to issue $250,000,000 of 6 3/4% Senior Notes Due 2004 pursuant to a shelf registration statement (No. 33-57332) on Form S-3 covering an aggregate of up to $400,000,000 of Debt Securities to be sold from time to time. The notes are being issued pursuant to the terms of a Senior Debt Indenture dated as of January 1, 1993, as supplemented by a First Supplemental Indenture Dated
Janaury 15, 1994, between the Company and NationsBank of Texas, National Association, as trustee.
      Proceeds from the sale will be used to redeem the Company's
$200,000,000 of 11 1/4% Senior Notes Due 1999 at 103.21% of their principal amount and to repay floating-rate borrowings under revolving credit agreements of the Company's primary energy and real estate subsidiaries. An extraordinary charge of approximately $5,400,000 related to this redemption will be accrued in Company's fiscal year ending 1994.

ITEM 7(C) - EXHIBITS

      The following documents are filed as exhibits to this report in accordance with Item 601 of Regulation S-K.

      1        Terms Agreement dated January 18, 1994, between Mitchell Energy
               & Development Corp; CS First Boston Corporation; Goldman, Sachs & Co.; Chemical Securities Inc.; NatWest Capital Markets Limited and SBCI Swiss Bank Corporation Investment banking Inc.

      4(a) First Supplemental Indenture dated January 15, 1994 between Mitchell Energy & Development Corp. and NationsBank of Texas, National Association, as Trustee under the original Indenture.

      4(b) Specimen 6 3/4% Senior Note Due 2004 of Mitchell Energy & Development Corp.

      5        Opinion of Vinson and Elkins L.L.P.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        MITCHELL ENERGY & DEVELOPMENT CORP.



Dated:  January 25, 1994                         /s/Philip S. Smith
                                        ___________________________________
                                        Philip S. Smith
                                        Senior Vice President - Administration,
                                        Chief Financial Officer and
                                        Principal Accounting Officer
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                                   Index to Exhibits


      1        Terms Agreement dated January 18, 1994, between Mitchell Energy
               & Development Corp; CS First Boston Corporation; Goldman, Sachs & Co.; Chemical Securities Inc.; NatWest Capital Markets Limited and SBCI Swiss Bank Corporation Investment banking Inc.

      4(a) First Supplemental Indenture dated January 15, 1994 between Mitchell Energy & Development Corp. and NationsBank of Texas, National Association, as Trustee under the original Indenture.

      4(b) Specimen 6 3/4% Senior Note Due 2004 of Mitchell Energy & Development Corp.

      5        Opinion of Vinson and Elkins L.L.P.